EXHIBIT 99.1

Computational Materials prepared by
Citigroup Global Markets Inc.

[begins on next page]

FHASI 2004-AR5 Computation Materials (08-24-04)

Modeled	:	Yes	Paydown	:	0	Coll Source	:	MCF File	Pricing Type	:	CPR	Auto Update	:	No
Deal Format	:	CMODEV	Paydown Date	:	20040830	TBV Source	:	NA	Pricing Speed	:	0.0		:
Res Modeled	:	Yes	First Payment	:	20040925	Assumed Coll	:	No	Pricing Date	:	20040830		:
Call Modeled	:	Yes	Closed	:	20040830	Descend	:	No		:			:
Model Type	:	SRJR	Collat Mode	:	STD	Summary Coll	:	No	Bond Paymode	:	Constant	Last Updated	:
Indic Status	:		Frequency	:	12	Group Bypass	:	No	BV Rescale	:	No	Coll Fctr Date	:

#	Class	Cusip	Coupon	Original Balance	Current Balance	Delay	Daycount	Group	Aux	Description

1	I-A-1		4.7696	44,461,000.00	44,461,000.00	24	30/360	1		REG/VAR
2	II-A-1		5.2303	128,658,000.00	128,658,000.00	24	30/360	2		REG/VAR
3	III-A-1		5.4705	33,829,000.00	33,829,000.00	24	30/360	3		REG/VAR
4	IV-A-1		5.7101	36,819,000.00	36,819,000.00	24	30/360	4		REG/VAR
5	II-A-R		5.2303	100.00	100.00	24	30/360	2		REG/VAR
6	B-1		5.2521	3,783,000.00	3,783,000.00	24	30/360	0		REG/VAR
7	B-2		5.2521	1,891,000.00	1,891,000.00	24	30/360	0		REG/VAR
8	B-3		5.2521	883,000.00	883,000.00	24	30/360	0		REG/VAR
9	B-4		5.2521	757,000.00	757,000.00	24	30/360	0		REG/VAR
10	B-5		5.2521	504,000.00	504,000.00	24	30/360	0		REG/VAR
11	B-6		5.2521	631,317.73	631,317.73	24	30/360	0		REG/VAR

NOTE

-	ALL BONDS ARE NWAC
-	2X TEST (ON OR BEFORE 36TH MONTH): IF TEST PASS, SUBS GETS 50% OF PRO-RATA SHARE OF PREPAY
-	2X TEST (AFTER 36TH MONTH): IF TEST PASS, SUBS GETS PRO-RATA SHARE OF PREPAY

The information herein has been furnished to you solely by Citigroup Global Markets Inc. (“CGMI”) based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any stra tegy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI’s Mortgage Trading Desk at (212) 723-6217.	1

PY

DEAL  : FHASI04.AR35
SETTLE: 20040830
ASSUME: MAT TSY1 2.110 NO COUP_HIST

YIELD MATRIX
CLASS I-A-1	CPR 0	CPR 10	CPR 20	CPR 30	CPR 40

PRICE
100.671875	4.60724	4.54518	4.45878	4.34752	4.20879
100.703125	4.60461	4.53969	4.44975	4.33433	4.19073
100.734375	4.60199	4.53421	4.44074	4.32114	4.17269
100.765625	4.59937	4.52874	4.43172	4.30797	4.15465
100.796875	4.59674	4.52326	4.42272	4.29480	4.13663

100.828125	4.59412	4.51779	4.41372	4.28165	4.11862
100.859375	4.59151	4.51232	4.40472	4.26850	4.10062
100.890625	4.58889	4.50686	4.39574	4.25536	4.08264
100.921875	4.58627	4.50140	4.38675	4.24223	4.06467
100.953125	4.58366	4.49594	4.37778	4.22911	4.04671

100.984375	4.58104	4.49049	4.36880	4.21600	4.02876
101.015625	4.57843	4.48504	4.35984	4.20289	4.01083
101.046875	4.57582	4.47959	4.35088	4.18980	3.99290
101.078125	4.57321	4.47414	4.34192	4.17671	3.97500
101.109375	4.57060	4.46870	4.33298	4.16363	3.95710

101.140625	4.56799	4.46326	4.32403	4.15056	3.93921
101.171875	4.56539	4.45783	4.31510	4.13750	3.92134
101.203125	4.56278	4.45240	4.30617	4.12445	3.90348
101.234375	4.56018	4.44697	4.29724	4.11141	3.88563
101.265625	4.55757	4.44154	4.28832	4.09838	3.86780

101.296875	4.55497	4.43612	4.27941	4.08535	3.84998
101.328125	4.55237	4.43070	4.27050	4.07234	3.83217
101.359375	4.54977	4.42529	4.26160	4.05933	3.81437
101.390625	4.54717	4.41988	4.25270	4.04633	3.79658
101.421875	4.54458	4.41447	4.24381	4.03334	3.77881

101.453125	4.54198	4.40906	4.23492	4.02036	3.76105
101.484375	4.53939	4.40366	4.22604	4.00738	3.74330
101.515625	4.53679	4.39826	4.21717	3.99442	3.72557
101.546875	4.53420	4.39286	4.20830	3.98146	3.70784
101.578125	4.53161	4.38747	4.19944	3.96852	3.69013

101.609375	4.52902	4.38208	4.19058	3.95558	3.67243
101.640625	4.52643	4.37669	4.18173	3.94265	3.65474
101.671875	4.52384	4.37130	4.17288	3.92973	3.63707

DEAL  : FHASI04.AR5
SETTLE: 20040830

The information herein has been furnished to you solely by Citigroup Global Markets Inc. (“CGMI”) based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any stra tegy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI’s Mortgage Trading Desk at (212) 723-6217.	2

ASSUME: MAT TSY1 2.110 NO COUP_HIST

YIELD MATRIX
CLASS II-A-1	CPR 0	CPR 10	CPR 20	CPR 30	CPR 40

PRICE
100.68750	4.79277	4.84267	4.83212	4.76304	4.64074
100.71875	4.79011	4.83711	4.82298	4.74972	4.62254
100.75000	4.78745	4.83154	4.81385	4.73640	4.60434
100.78125	4.78479	4.82598	4.80472	4.72310	4.58616
100.81250	4.78214	4.82042	4.79560	4.70980	4.56799

100.84375	4.77948	4.81487	4.78649	4.69651	4.54984
100.87500	4.77683	4.80932	4.77738	4.68323	4.53170
100.90625	4.77417	4.80377	4.76828	4.66996	4.51357
100.93750	4.77152	4.79823	4.75918	4.65670	4.49545
100.96875	4.76887	4.79269	4.75009	4.64344	4.47734

101.00000	4.76622	4.78715	4.74101	4.63020	4.45925
101.03125	4.76357	4.78162	4.73193	4.61696	4.44117
101.06250	4.76093	4.77608	4.72286	4.60374	4.42310
101.09375	4.75828	4.77056	4.71379	4.59052	4.40505
101.12500	4.75564	4.76503	4.70473	4.57731	4.38701

101.15625	4.75299	4.75951	4.69567	4.56411	4.36898
101.18750	4.75035	4.75399	4.68662	4.55092	4.35096
101.21875	4.74771	4.74848	4.67758	4.53774	4.33296
101.25000	4.74507	4.74297	4.66854	4.52457	4.31497
101.28125	4.74243	4.73746	4.65951	4.51140	4.29699

101.31250	4.73980	4.73196	4.65048	4.49825	4.27902
101.34375	4.73716	4.72645	4.64146	4.48510	4.26107
101.37500	4.73453	4.72096	4.63245	4.47196	4.24312
101.40625	4.73189	4.71546	4.62344	4.45883	4.22519
101.43750	4.72926	4.70997	4.61444	4.44571	4.20728

101.46875	4.72663	4.70448	4.60544	4.43260	4.18937
101.50000	4.72400	4.69900	4.59645	4.41950	4.17148
101.53125	4.72137	4.69351	4.58746	4.40641	4.15360
101.56250	4.71874	4.68804	4.57848	4.39332	4.13573
101.59375	4.71612	4.68256	4.56951	4.38025	4.11788

101.62500	4.71349	4.67709	4.56054	4.36718	4.10004
101.65625	4.71087	4.67162	4.55158	4.35412	4.08221
101.68750	4.70825	4.66615	4.54262	4.34107	4.06439

The information herein has been furnished to you solely by Citigroup Global Markets Inc. (“CGMI”) based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any stra tegy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI’s Mortgage Trading Desk at (212) 723-6217.	3

DEAL  : FHASI04.AR5
SETTLE: 20040830
ASSUME: MAT TSY1 2.110 NO COUP_HIST

YIELD MATRIX
CLASS III-A-1	CPR 0	CPR 10	CPR 20	CPR 30	CPR 40
PRICE
100.26900	5.01861	5.17360	5.23104	5.21231	5.14114
100.30025	5.01590	5.16793	5.22176	5.19880	5.12269
100.33150	5.01320	5.16227	5.21249	5.18530	5.10425
100.36275	5.01050	5.15661	5.20323	5.17181	5.08583
100.39400	5.00779	5.15096	5.19397	5.15833	5.06742

100.42525	5.00509	5.14531	5.18472	5.14485	5.04902
100.45650	5.00239	5.13966	5.17547	5.13139	5.03063
100.48775	4.99969	5.13402	5.16623	5.11794	5.01226
100.51900	4.99700	5.12838	5.15700	5.10449	4.99390
100.55025	4.99430	5.12274	5.14777	5.09105	4.97555

100.58150	4.99160	5.11710	5.13855	5.07763	4.95722
100.61275	4.98891	5.11147	5.12933	5.06421	4.93890
100.64400	4.98622	5.10585	5.12012	5.05080	4.92059
100.67525	4.98353	5.10022	5.11092	5.03740	4.90230
100.70650	4.98084	5.09460	5.10172	5.02401	4.88401

100.73775	4.97815	5.08898	5.09253	5.01063	4.86574
100.76900	4.97546	5.08337	5.08334	4.99725	4.84749
100.80025	4.97278	5.07776	5.07416	4.98389	4.82924
100.83150	4.97009	5.07215	5.06499	4.97054	4.81101
100.86275	4.96741	5.06655	5.05582	4.95719	4.79279

100.89400	4.96472	5.06095	5.04666	4.94385	4.77459
100.92525	4.96204	5.05535	5.03750	4.93053	4.75639
100.95650	4.95936	5.04976	5.02835	4.91721	4.73821
100.98775	4.95669	5.04417	5.01921	4.90390	4.72005
101.01900	4.95401	5.03858	5.01007	4.89060	4.70189

101.05025	4.95133	5.03299	5.00094	4.87730	4.68375
101.08150	4.94866	5.02741	4.99181	4.86402	4.66562
101.11275	4.94598	5.02184	4.98269	4.85075	4.64750
101.14400	4.94331	5.01626	4.97357	4.83748	4.62940
101.17525	4.94064	5.01069	4.96446	4.82423	4.61131

101.20650	4.93797	5.00512	4.95536	4.81098	4.59323
101.23775	4.93530	4.99956	4.94626	4.79774	4.57516
101.26900	4.93264	4.99400	4.93717	4.78451	4.55711

DEAL  : FHASI04.AR5

The information herein has been furnished to you solely by Citigroup Global Markets Inc. (“CGMI”) based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any stra tegy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI’s Mortgage Trading Desk at (212) 723-6217.	4

SETTLE: 20040830
ASSUME: MAT TSY1 2.110 NO COUP_HIST

YIELD MATRIX
CLASS IV-A-1	CPR 0	CPR 10	CPR 20	CPR 30	CPR 40
PRICE
100.78125	5.25410	5.39445	5.37591	5.26001	5.08750
100.81250	5.25142	5.38884	5.36673	5.24665	5.06924
100.84375	5.24874	5.38324	5.35757	5.23329	5.05099
100.87500	5.24606	5.37765	5.34841	5.21994	5.03276
100.90625	5.24339	5.37205	5.33926	5.20660	5.01453

100.93750	5.24071	5.36646	5.33011	5.19327	4.99632
100.96875	5.23803	5.36087	5.32097	5.17995	4.97813
101.00000	5.23536	5.35529	5.31183	5.16664	4.95994
101.03125	5.23269	5.34971	5.30270	5.15334	4.94177
101.06250	5.23002	5.34413	5.29358	5.14005	4.92361

101.09375	5.22735	5.33856	5.28446	5.12676	4.90546
101.12500	5.22468	5.33299	5.27535	5.11349	4.88733
101.15625	5.22201	5.32742	5.26624	5.10022	4.86921
101.18750	5.21934	5.32186	5.25714	5.08696	4.85110
101.21875	5.21668	5.31630	5.24805	5.07371	4.83300

101.25000	5.21401	5.31074	5.23896	5.06047	4.81492
101.28125	5.21135	5.30519	5.22987	5.04724	4.79685
101.31250	5.20869	5.29963	5.22080	5.03402	4.77879
101.34375	5.20603	5.29409	5.21173	5.02081	4.76074
101.37500	5.20337	5.28854	5.20266	5.00760	4.74271

101.40625	5.20071	5.28300	5.19360	4.99441	4.72469
101.43750	5.19806	5.27747	5.18455	4.98122	4.70668
101.46875	5.19540	5.27193	5.17550	4.96805	4.68869
101.50000	5.19275	5.26640	5.16646	4.95488	4.67070
101.53125	5.19010	5.26087	5.15742	4.94172	4.65273

101.56250	5.18744	5.25535	5.14839	4.92857	4.63478
101.59375	5.18479	5.24983	5.13937	4.91543	4.61683
101.62500	5.18215	5.24431	5.13035	4.90229	4.59890
101.65625	5.17950	5.23879	5.12134	4.88917	4.58098
101.68750	5.17685	5.23328	5.11233	4.87605	4.56307

101.71875	5.17421	5.22778	5.10333	4.86295	4.54517
101.75000	5.17156	5.22227	5.09433	4.84985	4.52729
101.78125	5.16892	5.21677	5.08534	4.83676	4.50942

The information herein has been furnished to you solely by Citigroup Global Markets Inc. (“CGMI”) based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any stra tegy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI’s Mortgage Trading Desk at (212) 723-6217.	5